Other operating expenses and income (Tables)	12 Months Ended
Jun. 30, 2021
Other operating expenses and income
Schedule of other operating expenses and income

	2021	2020	2019
for the year ended 30 June	Rm	Rm	Rm
Rentals[1]	—	—	1 845
Insurance	739	681	514
Computer costs	2 563	2 469	2 155
Hired labour	565	844	786
Audit remuneration	136	144	97
Derivative (gains)/losses (including foreign exchange contracts)[2]	(2 282)	6 997	2 465
Professional fees	2 828	2 067	2 226
Enablement of digital and continuous improvement initiatives	434	333	454
Other[3]	2 394	1 734	1 772
Changes in rehabilitation provisions[4]	(361)	(2 078)	1 096
Expected credit losses (released)/raised	(87)	418	470
Other expenses[5]	10 022	10 738	9 410
Other operating income[6]	(2 024)	(1 446)	(1 363)
	12 099	20 834	19 701
1	Relates to the application of IFRS 16, as leases previously classified as operating leases under IAS 17 are now capitalised.
2	Relates mainly to the group’s hedging activities.Refer to page 124.
3	The 2021 increase relates mainly to standby underwriters fees, legal fees and other cost incurred in relation to the potential rights issue which was announced on 17 March 2020.
4	R674 million (2020 - R1,3 billion; 2019 — R688 million) relates to the change in discount rates applied in calculating the rehabilitation provision, while R412 million relates to additional provisions and changes to existing provisions.
5	The 2020 increase relates to R586 million for the Oxygen Train 17 oxygen supply agreement with Air Liquide, which was recognised as a finance lease under IAS 17. With the adoption of IFRS 16 the agreement was recognised as a service agreement.
6	The 2021 increase relates to income from emission right sales in Germany and Italy.